Exhibit 4

                                     (Front)

            Not Valid Unless Countersigned by Transfer Agent Nevada

                                                           CUSIP No. 698847010 0

                                PAPERWORKS, INC.

                       Authorized Common Stock: 75,000,000
                                Par Value: $.001

This Certifies that ____________________________________________

Is The Record Holder Of ________________________________________

Transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

-----------------------------


/s/                                                /s/
-----------------------------                      -----------------------------
Secretary                                          President

                                    Corporate
                                      Seal


Not valid unless countersigned by Transfer Agent Countersigned:

                                                  Holladay Stock Transfer, Inc.
                                                  2939 North 67th Place, Ste C
                                                  Scottsdale, Arizona 85251

                                                  By:___________________________
                                                     Authorized Signature

                                     (Back)

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common               UNIF GIFT MIN ACT - __ Custodian __
TEN ENT - as tenants by the entireties                         (Cust)    (Minor)
JT TEN - as joint tenants with right of                   under Uniform Gifts to
         survivorship and not as tenants                  Minor Act ________
         in common                                                  (State)

Additional abbreviations my also be used thought not in the above list.

For Value Received, ______________________ hereby sell, assign and transfer unto


------------------------------
Please insert Social Security or other
Identifying Number of Assignee

--------------------------------------------------------------------------------
(Please print or typewrite name and address, including zip code of assignee)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

_________________________________________________________________Shares

of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint ____________________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________________


--------------------------------------------------------------------------------
Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever


* NOTICE SIGNATURE GUARANTEED:

SIGNATURE(S) MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL STOCK EXCHANGE, OR BY A BANK (OTHER THAN A SAVINGS BANK). OR A TRUST COMPANY. THE GUARANTEEING FIRM MUST BE A MEMBER OF THE MEDALLION GUARANTEE PROGRAM.

TRANSFER FEE WILL APPLY